SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

December 17, 2004

(Date of Report)

December 14, 2004

(Date of Earliest Event Reported)

ORGANIC SOILS.COM, INC.

 (Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation)	333-57946 Commission File Number	88-0448626 (IRS Employer I.D. No.)

300 EAST 54TH AVE., SUITE 202

ANCHORAGE, AK  99518

 (Address of Principal Executive Offices)

(415) 387-7500

(Registrant's Telephone Number)

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN ACCOUNTANTS

(a)

Previous independent accountants

(i)

On November 17, 2004, Weinberg & Company, P.A., resigned from its position as the Company’s independent accountants.

(ii)

The audit reports of Weinberg & Company, P.A., for the year ended

 December 31, 2003 contained an opinion expressing substantial doubt as to ability to continue as a going concern. Those audit reports contained no other adverse opinion, disclaimer of opinion or modification of the opinion.

(iii)

Organic Soils’ Board of Directors participated in and approved the decision to change independent accountants.

(iv)

In connection with its audit for the most recent fiscal year there have been no disagreements with Weinberg & Company, P.A., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of Weinberg & Company, P.A.,. would have caused them to make reference thereto in their report on the financial statements.

(v)

During the two most recent fiscal years and the interim period until the date of dismissal there have been no reportable events (as defined in regulation S-K Item 304 (a)(1)(v)).

(vi)

Organic Soils has requested that Weinberg & Company, P.A., furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of such letter is filed as an exhibit to this form 8-K.

Although the letter of resignation is dated November 17, 2004, the Company did not receive notice of the resignation until December 14, 2004.

(b)

New Independent Accountants

On December 17, 2004, the board of directors voted to engage Hawkins Accounting, to audit its financial statements for the year ended December 31, 2004. Organic Soils consulted Hawkins Accounting during the two most recent fiscal years regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that was rendered on the Organic Soils’ financial statements, and written reports and oral advise was provided to Organic Soils by concluding there was an important factor to be considered by Organic Soils in reaching a decision as to an accounting, auditing or financial issue.  In the past two years Organic Soils has not consulted Hawkins Accounting on any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

As clarification, Hawkins Accounting was the Company’s auditor prior to year ended December 31, 2003.  Hawkins Accounting then became associated with Weinberg.  Hawkins Accounting discontinued his association with Weinberg when his application to the PCAOB was approved.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.

Title

16

Letter of resignation from Weinberg & Company, P.A.

 SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ORGANIC SOILS.COM, INC.

DATE:  December 17, 2004

By: /s/ Ray L. Smith

Ray L. Smith

Chief Executive Officer and

Chief Financial Officer